UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A
___________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BYTE Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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preliminary proxy statement — subject
to completion, dated AUGUST 30, 2023

BYTE Acquisition Corp.
445 Park Avenue, 9th Floor
New York, New York 10022

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
BYTE Acquisition Corp.

Dear Shareholders of BYTE Acquisition Corp.:

You are cordially invited to attend the Extraordinary General Meeting in lieu of Annual General Meeting (the “Extraordinary General Meeting”) of shareholders of BYTE Acquisition Corp., a Cayman Islands exempted company (the “Company,” “BYTE,” “we,” “us” or “our”), to be held on September 20, 2023, at 11:00 a.m., Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/byteacquisition/sm2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. The accompanying proxy statement is dated [__], 2023, and is first being mailed to shareholders of the Company on or about [__], 2023.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a) as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering (such shares, the “public shares”) that was consummated on March 23, 2021 (the “IPO”), from September 25, 2023, to December 26, 2023 (the date that is 33 months from the closing date of the IPO) (the “Extension” and such date, the “Extended Date”), and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Extended Date by three months, until March 26, 2024 (the “Additional Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension Proposal”);

(b) as a special resolution, to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate an initial business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such initial business combination (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

(c) as an ordinary resolution of the holders of the Class B ordinary shares, to re-elect Louis Lebedin as a Class I director of the Board until the annual general meeting of the Company to be held in 2026 or until his successor is appointed and qualified (the “Director Election Proposal”); and

(d) as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Proposal. The Extension Proposal, Director Election Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete the proposed transactions (the “Business Combination”) contemplated by the Merger Agreement, dated as of June 27, 2023 (as it may be amended, the “Merger Agreement”), by and among us, BYTE Merger Sub, Inc. and Airship AI Holdings, Inc., or another initial business combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on June 27, 2023. The Company’s Articles provided that the Company had until September 25, 2023 to complete a business combination.

The sole purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Articles the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate an initial business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to the Company being listed on the Nasdaq Stock Market LLC (“Nasdaq”) (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. Because the public shares would not be deemed to be “penny stock” under the Exchange Rule, as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and an initial business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The sole purpose of the Director Election Proposal is to elect one director, which is necessary to satisfy certain listing requirements of Nasdaq. The sole purpose of the Adjournment Proposal is to allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Director Election Proposal, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of such other proposals.

The Articles provide that the Company has until September 25, 2023, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before September 25, 2023 to complete the Business Combination or another initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete the Business Combination or another initial business combination to the Extended Date or Additional Extended Date, as applicable.

Approval of the Extension Proposal is a condition to the implementation of the Extension. We are required to retain a minimum of 500,000 public shares, not to be redeemed, pursuant to the Merger Agreement. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion.

In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Articles, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account as of the Record Date (as defined below), which was $25,130,707.85 (including interest not previously released to BYTE to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.63 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date, was $10.70. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on September 18, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and regardless of whether they hold public shares on the Record Date.

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 25, 2023, the Merger Agreement will be terminated and, in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2023 or by the applicable deadline as may be extended.

Approval of each of the Extension Proposal and Redemption Limitation Amendment Proposal requires a special resolution under the Cayman Islands Companies Act (As Revised) (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company issued to BYTE Holdings LP, the Company’s sponsor (the “Sponsor”) in a private placement prior to the IPO issued and outstanding (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” As of the date of this proxy statement, the Sponsor owns approximately 83.8% of the Company’s Ordinary Shares. Accordingly, the Company expects to be able to approve all of the proposals to be presented at the Extraordinary General Meeting, including approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, even if no public shareholders vote in favor of approving such proposals.

Approval of the Director Election requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a majority of the Class B Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

The Board has fixed the close of business on August 25, 2023, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on August 25, 2023, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

All BYTE shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at https://www.cstproxy.com/byteacquisition/sm2023. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting. If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing BYTS.info@investor.morrowsodali.com.

On behalf of our board of directors, we would like to thank you for your support of BYTE Acquisition Corp.

[__], 2023

By Order of the Board,

Kobi Rozengarten
Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated [__], 2023
and is first being mailed to our shareholders with the form of proxy on or about [__], 2023.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s board of directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

BYTE Acquisition Corp.
445 Park Avenue, 9th Floor
New York, New York 10022

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON SEPTEMBER 20, 2023

Dear Shareholders of BYTE Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting in lieu of Annual General Meeting (the “Extraordinary General Meeting”) of shareholders of BYTE Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on September 20, 2023, at 11:00 a.m., Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/byteacquisition/sm2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering (such shares, the “public shares”) that was consummated on March 23, 2021 (the “IPO”), from September 25, 2023, to December 26, 2023 (the date that is 33 months from the closing date of the IPO) (the “Extension” and such date, the “Extended Date”), and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Extended Date by three months, until March 26, 2024 (the “Additional Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension Proposal”);

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate an initial business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such initial business combination (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

3.      Proposal No. 3 — The Director Election Proposal — as an ordinary resolution of the holders of the Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), to re-elect Louis Lebedin as a Class I director of the Board until the general meeting of the Company to be held in 2026 or until his successor is appointed and qualified (the “Director Election Proposal”); and

4.      Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete the proposed transactions (the “Business Combination”) contemplated by the Merger Agreement, dated as of June 27, 2023 (as it may be amended, the “Merger Agreement”), by and among us, BYTE Merger Sub, Inc. and Airship AI Holdings, Inc., or another initial business combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on June 27, 2023. The Company’s Articles provided that the Company had until September 25, 2023 to complete a business combination.

The Articles provide that the Company has until September 25, 2023, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before September 25, 2023 to complete the Business Combination or another initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete the Business Combination or another initial business combination to the Extended Date or Additional Extended Date, as applicable.

Approval of the Extension Proposal is a condition to the implementation of the Extension. We are required to retain a minimum of 500,000 public shares, not to be redeemed, pursuant to the Merger Agreement. The Board reserves the right to waive such condition and proceed with the Extension Proposal, in its sole discretion. The Adjournment Proposal is not subject to these, or any other, conditions. Approval of each of the Extension Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Cayman Islands Companies Act (As Revised) (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares issued to BYTE Holdings LP, the Company’s sponsor (the “Sponsor”) in a private placement (the “Founder Shares”) prior to the IPO issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” As of the date of this proxy statement, the Sponsor owns approximately 83.8% of the Company’s Ordinary Shares. Accordingly, the Company expects to be able to approve all of the proposals to be presented at the Extraordinary General Meeting, including approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, even if no public shareholders vote in favor of approving such proposals.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Articles the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate an initial business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to the Company being listed on the Nasdaq Stock Market LLC (“Nasdaq”) (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. Because the public shares would not be deemed to be “penny stock” under the Exchange Rule, as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and an initial business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The sole purpose of the Director Election Proposal is to elect one director, which is necessary to satisfy certain listing requirements of Nasdaq. The sole purpose of the Adjournment Proposal is to allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Director Election Proposal, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of such other proposals or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Approval of the Director Election Proposal requires an ordinary resolution of the holders of Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a majority of the Class B Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Articles, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on September 18, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension is not approved and we do not consummate an initial business combination by September 25, 2023, the Merger Agreement will be terminated and, in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Company’s sponsor is BYTE Holdings LP, a Cayman Islands exempted limited partnership. The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares or shares underlying the Private Placement Units (as defined below) held by it or them, as applicable, if the Company fails to complete an initial business combination by September 25, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2023 or by the applicable deadline as may be extended.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor does it apply to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The per-share liquidation price for the public shares is anticipated to be approximately $10.63 (based on the amount held in the Trust Account as of the Record Date (including interest not previously released to BYTE to pay its taxes)). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.63 due to unforeseen claims of potential creditors.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete the Business Combination or another initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $25,130,707.85 that was in the Trust Account as of the Record Date. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on August 25, 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote on the Extension Proposal and the Adjournment Proposal. Each Class B Ordinary Share entitles the holder thereof to one vote on the Director Election Proposal. On the Record Date, there were 11,485,531 Ordinary Shares issued and outstanding, including 11,485,530 Class A Ordinary Shares (consisting of 10,455,530 Class A Ordinary Shares issued and 1,030,000 Class A Ordinary Shares underlying the private placement units (the “Private Placement Units”) held by the Sponsor and purchased simultaneously with the consummation of the IPO) and 1 Class B Ordinary Share. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing BYTS.info@investor.morrowsodali.com.

By Order of the Board,

Kobi Rozengarten
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON SEPTEMBER 20, 2023

This Notice of Extraordinary General Meeting and Proxy Statement are available at
https://www.cstproxy.com/byteacquisition/sm2023.

i

BYTE Acquisition Corp.
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 11:00 a.m., Eastern Time, on September 20, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the extraordinary general meeting in lieu of annual general meeting of BYTE Acquisition Corp., a Cayman Islands exempted company (the “Company,” “BYTE,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on September 20, 2023, at 11:00 a.m., Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/byteacquisition/sm2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2023, the Company’s subsequent Quarterly Reports on Form 10-Q and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement, Annual Report on Form 10-K and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held in person or virtually on September 20, 2023, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

BYTE is a blank check company incorporated on January 8, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

On January 22, 2021, BYTE Holdings LP (the “Sponsor”) purchased an aggregate of 8,625,000 Class B ordinary shares, par value $0.0001, of the Company (“Class B Ordinary Shares”), for an aggregate purchase price of $25,000, or approximately $0.003 per share. On April 7, 2021, the underwriter of the IPO (as defined below) exercised its over-allotment option in part, and as a result, 532,687 Class B Ordinary Shares were forfeited.

On March 23, 2021, the Company consummated its initial public offering (“IPO”) of 30,000,000 units at $10.00 per unit. On April 7, 2021, the underwriter exercised the over-allotment option in part and purchased an additional 2,369,251 units, generating additional gross proceeds of $23,692,510. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, BYTE completed the private placement of 1,030,000 private placement units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit to the Sponsor, generating gross proceeds to us of $10,300,000. Following the closing of the IPO and over-allotment, a total of $323,692,510 ($10.00 per unit) of the net proceeds from its IPO and the sale of the Private Placement Units were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public Class A Ordinary Shares (the “public shares”) if we do not complete our initial business combination by September 25, 2023.

The Company initially had until March 23, 2023 to consummate an initial business combination. On March 16, 2023, the Company held an extraordinary general meeting (the “First EGM”). In this meeting the shareholders approved amendments to the Articles to extend the date by which the Company must complete an initial business combination from March 23, 2023 to September 25, 2023 (the “First Extension”) and to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis prior to the closing of an initial business combination. In connection with the First EGM, shareholders holding an aggregate of 30,006,034 shares of the Company’s Class A Ordinary Shares exercised their right to redeem their shares for $10.20 per share of the funds held in the Company’s Trust Account, leaving approximately $24.1 million in the Trust Account after such redemption. Subsequently, it was determined that the redemption value per share was approximately $10.22 per share, or an aggregate total of $306,691,945 of the funds held in the Trust Account resulting in a secondary distribution to the redeeming shareholders of approximately $0.02 per share, or an aggregate total of $584,958.

Effective as of March 27, 2023, pursuant to the terms of the Articles after the First EGM, the Sponsor elected to convert each outstanding Class B Ordinary Share held by it on a one-for-one basis into Class A Ordinary Shares of the Company, with immediate effect.

On June 26, 2023, the Company issued one Class B Ordinary Share (together with the 8,092,313 Class A Ordinary Shares converted from the Class B Ordinary Shares, the “Founder Shares”) for no consideration to assist with administrative function.

On June 27, 2023, the Company entered into a merger agreement, by and among the Company, BYTE Merger Sub Inc., and Airship AI Holdings, Inc., (“Airship AI”) (as it may be amended and/or restated from time to time, the “Merger Agreement”), contemplating certain proposed transactions (the “Business Combination”). For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on June 27, 2023. The Company’s Articles provided that the Company had until September 25, 2023 to complete an initial business combination.

The Board has determined that there may not be sufficient time before September 25, 2023 to complete the Business Combination or another initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete the Business Combination or another initial business combination to December 26, 2023 (the date that is 33 months from the closing date of the IPO) (the “Extended Date”), and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Extended Date by three months, until March 26, 2024 (the “Additional Extended Date”), unless the closing of an initial business combination should have occurred prior thereto.

If the Redemption Limitation Amendment Proposal (as defined below) is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Articles would prevent the Company from being able to consummate the Extension or a business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation (as defined below) is not needed. The purpose of such limitation was initially to ensure that the Company would not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and it believes that it may rely on another exclusion, which relates to the Company being listed on the Nasdaq Stock Market LLC (“Nasdaq”) (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Articles the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

Why does the Company need to hold an annual meeting?

The Extraordinary General Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2022.

In addition to sending our shareholder this proxy statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2022 so that at the Extraordinary General Meeting our shareholder may discuss and ask questions of the Company with respect to our financial statements.

What is being voted on?

You are being asked to vote on the following proposals:

1.      as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from September 25, 2023, to the Extended Date (the “Extension”), and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Extended Date by three months, until the Additional Extended Date, unless the closing of an initial business combination should have occurred prior thereto (the “Extension Proposal”);

2.      as a special resolution, to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate an initial business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such initial business combination (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

3.      as an ordinary resolution of the holders of the Class B Ordinary Shares, to re-elect Louis Lebedin as a Class I director of the Board until the general meeting of the Company to be held in 2025 or until his successor is appointed and qualified (the “Director Election Proposal”); and

4.      as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Kobi Rozengarten and Sam Gloor have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at 11:00 a.m., Eastern Time, on September 20, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/byteacquisition/sm2023. The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete the Business Combination or another initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination.

If the Company does not complete an initial business combination by September 25, 2023, the Merger Agreement will be terminated and, in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provisions of the Articles described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted. However, even if the Extension Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a business combination by the Extended Date, given the actions that must occur prior to the closing of a business combination.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. We are required to retain a minimum of 500,000 public shares, not to be redeemed, pursuant to the Merger Agreement. The Board reserves the right to waive such condition and proceed with the Extension Proposal, in its sole discretion.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete the Business Combination or another initial business combination, unless the Company obtains any additional extension.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should holders of the Class B Ordinary Shares vote to approve the Director Election Proposal?

Mr. Lebedin has served on our Board since our IPO. Our Board believes that stability and continuity on our Board is important as we continue to search for and complete a business combination. Our Board recommends that holders of the Class B Ordinary Shares vote in favor of the Director Election Proposal.

Why should I vote to approve the Redemption Limitation Amendment Proposal?

By eliminating from the Articles the Redemption Limitation, we allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, namely the Exchange Rule. Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in the Exchange Rule as a result of its securities being listed on Nasdaq. Because the public shares would not be deemed to be “penny stock” under the Exchange Rule, as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and the proposed Business Combination.

Why should I vote to approve the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Director Election Proposal, or to provide additional time to effectuate the Extension.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “Initial Shareholders”) are expected to vote any Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) over which they have voting control in favor of the Extension Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Ordinary Shares held by them. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote 9,622,314 Ordinary Shares, which represents 83.8% of the Company’s issued and outstanding Ordinary Shares. Pursuant to the Parent Support Agreement (as defined below), the Sponsor agreed to, among other things, vote all of its shares in favor of the Extension Proposal. Accordingly, the Company will be able to approve all of the proposals to be presented at the Extraordinary General Meeting, including approval of the Extension Proposal, even if no public shareholders vote in favor of approving such proposals.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.63 per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to BYTE to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal or the Redemption Limitation Amendment Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is BYTE Holdings LP, a Cayman Islands exempted limited partnership. The Sponsor currently owns an aggregate of 9,622,314 Ordinary Shares, which consists of 1 Class B Ordinary Share and 9,622,313 Class A Ordinary Shares (including 1,030,000 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor). The members of our management team are among the members of our Sponsor. The Sponsor is controlled by its manager, Byte Holdings GP Corp., and Kobi Rozengarten, our Chairman, and Vadim Komissarov, one of the Company’s directors, are the sole directors of Byte Holdings GP Corp. and share voting and investment discretion with respect to the Ordinary Shares held of record by Byte Holdings LP.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Redemption Limitation Amendment Proposal?

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Proposal is not approved.

What vote is required to approve the Director Election Proposal?

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a majority of the Class B Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to the time required to complete a business combination or liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 25, 2023, the Merger Agreement will be terminated and, in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by September 25, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination.

The Company is seeking approval of the Extension Proposal because the Company may not be able to complete the Business Combination or another initial business combination prior to September 25, 2023. If the Extension Proposal is approved, the Company expects to continue evaluating business combination opportunities in pursuit of entering into a business combination agreement and seeking shareholder approval of an initial business combination. If shareholders approve an initial business combination, the Company expects to consummate such initial business combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of such initial business combination.

Upon approval of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file an amendment to the Articles with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. Upon approval of the Redemption Limitation Amendment Proposal by the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file an amendment to the Articles with the Cayman Registrar in the form attached as Annex B hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension Proposal is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Class B Ordinary Shares. We are required to retain a minimum of 500,000 public shares, not to be redeemed, pursuant to the Merger Agreement. The Board reserves the right to waive such condition and proceed with the Extension Proposal, in its sole discretion.

If the Extension is approved, the Sponsor and/or its designees will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services provided to members of our management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of March 18, 2021, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

If the Extension is approved, certain of the Company’s existing shareholders (the “Non-Redeeming Shareholders”) holding Class A Ordinary Shares will receive payments from the Company of $0.033 per Share (as defined below) in cash per month until September 25, 2023 for the Non-Redeeming Shareholders to not redeem 1,000,000 Class A Ordinary Shares (the “Shares”) held by them on the date of the Extension Non-Redemption Agreements (as defined below) in connection with the First EGM pursuant to the non-redemption agreements, dated as of March 8, 2023

(collectively, the “Extension Non-Redemption Agreements”). Additionally, on August 1, 2023, the Company entered into a non-redemption agreement with a Non-Redeeming Shareholder holding Class A Ordinary Shares, pursuant to which the Non-Redeeming Shareholder agreed not to redeem $1 million in aggregate value of Class A Ordinary Shares held by it on the date of the Non-Redemption Agreement in connection with the Business Combination.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $0.033 per share per month as consideration for the Sponsor acquiring from the Company’s shareholders $6 million in aggregate value of Class A Ordinary Shares, at a price no higher than the redemption price per share payable to public shareholders who exercise redemption rights with respect to their shares, prior to the closing date of the initial business combination, to waive its redemption rights and hold the shares through the closing date of the initial business combination, and to abstain from voting and not vote the shares in favor of or against the initial business combination until the earlier of the Company’s consummation of an initial business combination, the termination of the Merger Agreement, or the Outside Closing Date (as defined in the Merger Agreement) pursuant to a non-redemption agreement (the “Non-Redemption Agreement”). The Sponsor purchased 500,000 public shares on August 21, 2023.

What happens if the Redemption Limitation Amendment Proposal is not approved?

If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment. If the Redemption Limitation Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof, and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension, the proposed Business Combination or another initial business combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. If you do not redeem your public shares in connection with the Extension Proposal, and assuming you are a shareholder as of the Record Date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Articles.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company at 445 Park Avenue, 9th Floor, New York, New York 10022, attn.: Sam Gloor, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on September 20, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of our Ordinary Shares as of the close of business on August 25, 2023, the Record Date, are entitled to vote at the Extraordinary General Meeting. As of the Record Date, there were 11,485,531 Ordinary Shares issued and outstanding, consisting of 11,485,530 Class A Ordinary Shares and 1 Class B Ordinary Share. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the Record Date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law or the Articles, including the Director Election Proposal, which holders of Class A Ordinary Shares will not be able to vote on. The Initial Shareholders collectively own all of our issued and outstanding Class B Ordinary Shares, constituting a nominal percent of our issued and outstanding Ordinary Shares.

Registered Shareholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares, warrants contained in the Private Placement Units that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 25, 2023, the Merger Agreement will be terminated and, in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2023 or by the applicable deadline as may be extended.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in March 23, 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 29 months after the effective date of our IPO, as of the date of this proxy statement). If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account were, since our IPO, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on February 10, 2023, the Company instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of the Company’s initial Business Combination or liquidation.

How do I vote?

If you are a holder of record of Ordinary Shares on August 25, 2023, the Record Date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on September 18, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Based upon the amount held in the Trust Account as of the Record Date (including interest not previously released to BYTE to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.63 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date, was $10.70. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $10,000, inclusive of disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

BYTE Acquisition Corp.
445 Park Avenue, 9th Floor
New York, New York 10022
Telephone: (917) 969-9250

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)
Email: BYTS.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on September 18, 2023 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

SPAC Redemptions Team
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 filed with the SEC on May 5, 2023 and August 14, 2023, respectively and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Business Combination or another initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination or another initial business combination will be considered or consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to continue to pursue the Business Combination or pursue other opportunities for business combinations, negotiate transaction documents and then seek shareholder approval of a business combination. There can be no assurances that we will identify a suitable business combination target, and even if we do, that we will be able to complete a business combination prior to the Extended Date.

We are required to offer shareholders the opportunity to redeem public shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension Proposal, the Business Combination or another initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination or another initial business combination on commercially acceptable terms, or at all. We are required to retain a minimum of 500,000 public shares, not to be redeemed, pursuant to the Merger Agreement. The fact that we will have separate redemption periods in connection with the Extension Proposal and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The Company’s ability to complete the Business Combination or another initial business combination with a U.S. target company may be impacted if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

The Sponsor, BYTE Holdings LP, is a Cayman Islands exempted limited partnership, and is likely to be considered a “foreign person” under the regulations administered by CFIUS. As such, the Business Combination or another initial business combination with a U.S. business may be subject to CFIUS jurisdiction, the scope of which includes controlling investments (within the meaning of “control” under the CFIUS regulations) as well as certain non-passive, non-controlling investments in sensitive U.S. businesses meeting certain criteria. If the Company’s potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, the parties may determine that they are required to make a mandatory filing or that they will submit a voluntary filing to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to delay the initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or recommend that the U.S. president block the initial business combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to the

Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an initial business combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its initial business combination. If the Company cannot complete its initial business combination by September 25, 2023 or by the Extended Date or the Additional Extended Date, if the Extension is approved, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, its public shareholders may only receive approximately $10.63 per share (based on the amount held in the Trust Account as of the Record Date (including interest not previously released to BYTE to pay its taxes), and assuming the Extension is not approved), and the Company’s warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the Business Combination or another initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities,

each of which may make it difficult for us to complete the Business Combination or another initial business combination. In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

With respect to the regulation of SPACs, on March 30, 2022, the SEC issued proposed rules relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 29 months after the effective date of our IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account were, since our IPO, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on February 10, 2023, the Company instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of the Company’s Business Combination or another initial business combination or liquidation.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on September 20, 2023, at 11:00 a.m., Eastern Time, at the offices of White & Case LLP located at 1221 Avenue of the Americas, New York, New York 10020, or virtually via live webcast at https://www.cstproxy.com/byteacquisition/sm2023, to consider and vote upon the proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Articles pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (3) redeem all of the Class A Ordinary Shares, from September 25, 2023, to the Extended Date and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Extended Date by three months, until the Additional Extended Date, unless the closing of an initial business combination should have occurred prior thereto;

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex B to eliminate from the Articles (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate an initial business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such initial business combination;

3.      Proposal No. 3 — The Director Election Proposal — as an ordinary resolution of the holders of Class B Ordinary Shares, to re-elect Louis Lebedin as a Class I director of the Board until the general meeting of the Company to be held in 2026 or until his successor is appointed and qualified; and

4.      Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with any of the foregoing proposals, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on August 25, 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote on the Extension Proposal and the Adjournment Proposal. Each Class B Ordinary Share entitles the holder therefore to one vote on the Director Election Proposal. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 11,485,531 Ordinary Shares issued and outstanding, including 11,485,530 Class A Ordinary Shares (consisting of 10,455,530 Class A Ordinary Shares issued and 1,030,000 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor and purchased simultaneously with the consummation of the IPO) and 1 Class B Ordinary Share. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters.

If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Vote Required for Approval

Approval of each of the Extension Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Director Election Proposal requires an ordinary resolution of the holders of Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a majority of the Class B Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution of the holders of Ordinary Shares under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

As of the date of this proxy statement, the Sponsor owns approximately 83.8% of the Company’s Ordinary Shares. Accordingly, the Company expects to be able to approve all of the proposals to be presented at the Extraordinary General Meeting, including approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, even if no public shareholders vote in favor of approving such proposals.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting. There will be no cumulative voting rights with respect to the Director Election Proposal.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/byteacquisition/sm2023. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing BYTS.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 445 Park Avenue, 9th Floor, New York, New York 10022, attn.: Sam Gloor, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on September 20, 2023) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at 11:00 a.m., Eastern Time, on September 20, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or virtually via live webcast online at https://www.cstproxy.com/byteacquisition/sm2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $10,000, inclusive of disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: BYTS.info@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Articles.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 445 Park Avenue, 9th Floor, New York, New York 10022. Our telephone number is (917) 969-9250.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

BYTE is a blank check company incorporated on January 8, 2021 as a Cayman Islands exempted company for the purpose of effecting an initial business combination. On January 22, 2021, the Sponsor purchased an aggregate of 8,625,000 Class B Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share. On April 7, 2021, the underwriter of the IPO exercised its over-allotment option in part, and as a result, 532,687 Class B Ordinary Shares were forfeited.

On March 23, 2021, the Company completed its IPO of 30,000,000 units at a price of $10.00 per unit generating gross proceeds to the Company of $300,000,000 before underwriting discounts and expenses. On April 7, 2021, the underwriter exercised the over-allotment option in part and purchased an additional 2,369,251 units, generating additional gross proceeds of $23,692,510. Each unit consists of one Class A Ordinary Share and one-half of one public warrant. Each whole public warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to certain adjustments. Simultaneously with the closing of the IPO, the Company completed the private placement of 1,030,000 Private Placement Units at a price of $10.00 per Private Placement Unit to the Sponsor, generating gross proceeds to the Company of $10,300,000. A total of $323,692,510 of the net proceeds from the Company’s IPO and the sale of the Private Placement Units were placed in the Trust Account, with Continental acting as trustee.

The Company initially had until March 23, 2023 to consummate an initial business combination. On March 16, 2023, the Company held the First EGM. In this meeting the shareholders approved amendments to the Articles to extend the date by which the Company must complete an initial business combination from March 23, 2023 to September 25, 2023 and to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis prior to the closing of a Business Combination. In connection with the First EGM, shareholders holding an aggregate of 30,006,034 shares of the Company’s Class A Ordinary Shares exercised their right to redeem their shares for $10.20 per share of the funds held in the Company’s Trust Account, leaving approximately $24.1 million in the Trust Account after such redemption. Subsequently, it was determined that the redemption value per share was approximately $10.22 per share, or an aggregate total of $306,691,945 of the funds held in the Trust Account resulting in a secondary distribution to the redeeming shareholders of approximately $0.02 per share, or an aggregate total of $584,958.

Effective as of March 27, 2023, pursuant to the terms of the Articles after the First EGM, the Sponsor elected to convert each outstanding Class B Ordinary Share held by it on a one-for-one basis into Class A Ordinary Shares of the Company, with immediate effect.

On June 26, 2023, the Company issued one Class B Ordinary Share for no consideration to assist with administrative function.

On June 27, 2023, the Company entered into the Merger Agreement. In connection with the execution of the Merger Agreement, the Company entered into a support agreement (the “Parent Support Agreement”) with the Sponsor and Airship AI, pursuant to which the Sponsor agreed to, among other things, vote all of its shares in favor of the various proposals related to the Business Combination and the Merger Agreement, the Extension Proposal and any other matters necessary or reasonably requested by the Company for consummation of the Business Combination. In connection with the execution of the Merger Agreement, the Company entered into a support agreement with Airship AI and certain shareholders of Airship AI.

The Extension

We are proposing to amend the Articles by special resolution pursuant to an amendment to the Articles in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares from September 25, 2023 to the Extended Date. Approval of the Extension Proposal is required for the implementation of the Extension. We are required to retain a minimum of 500,000 public shares, not to be redeemed, pursuant to the Merger Agreement. The Board reserves the right to waive such condition and proceed with the Extension Proposal, in its sole discretion.

Reasons for the Proposal

The Articles provide that the Company have until September 25, 2023 to complete an initial business combination. The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete the proposed Business Combination contemplated by the Merger Agreement or another initial business combination, which our Board believes is in the best interest of our shareholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on June 27, 2023. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we have entered into the Merger Agreement, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Accordingly, since the Company does not anticipate being able to complete the Business Combination or another initial business combination by September 25, 2023, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond September 25, 2023 to the Extended Date or Additional Extended Date, as applicable.

If the Company does not complete an initial business combination by September 25, 2023, the Merger Agreement will be terminated and, in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provision of the Articles described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

The Sponsor

The Company’s Sponsor is BYTE Holdings LP, a Cayman Islands exempted limited partnership. The Sponsor (whose members include certain of the Company’s directors and officers) currently owns an aggregate of 9,622,314 Ordinary Shares, which consists of 1 Class B Ordinary Share and 9,622,313 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 25, 2023, the Merger Agreement will be terminated and, in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by September 25, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will file the amendment to the Articles with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete the Business Combination or another initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date or Additional Extended Date, as applicable.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $25,130,707.85 that was in the Trust Account as of the Record Date. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We are required to retain a minimum of 500,000 public shares, not to be redeemed, pursuant to the Merger Agreement. The Board reserves the right to waive such condition and proceed with the Extension Proposal, in its sole discretion.

If the Extension is approved, the Sponsor and/or its designees will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services provided to members of our management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.

If the Extension is approved, the Non-Redeeming Shareholders holding Class A Ordinary Shares will receive payments from the Company of $0.033 per Share in cash per month until September 25, 2023 for the Non-Redeeming Shareholders to not redeem 1,000,000 Class A Ordinary Shares held by them on the date of the Extension Non-Redemption Agreements in connection with the First EGM pursuant to the Extension Non-Redemption Agreements. Additionally, on August 1, 2023, the Company entered into a non-redemption agreement with a Non-Redeeming Shareholder holding Class A Ordinary Shares, pursuant to which the Non-Redeeming Shareholder agreed not to redeem $1 million in aggregate value of Class A Ordinary Shares held by it on the date of the Non-Redemption Agreement in connection with the Business Combination.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $0.033 per share per month as consideration for the Sponsor acquiring from the Company’s shareholders $6 million in aggregate value of Class A Ordinary Shares, at a price no higher than the redemption price per share payable to public shareholders who exercise redemption rights with respect to their shares, prior to the closing date of the initial business combination, to waive its redemption rights and hold the shares through the closing date of the initial business combination, and to abstain from voting and not vote the shares in favor of or against the initial business combination until the earlier of the Company’s consummation of an initial business combination, the termination of the Merger Agreement, or the Outside Closing Date (as defined in the Merger Agreement) pursuant to the Non-Redemption Agreement. The Sponsor purchased 500,000 public shares on August 21, 2023.

Redemption Rights

In connection with the approval of the Extension Proposal, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension Proposal will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST, INCLUDING THE NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 18, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on September 18, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of the Record Date, which was $25,130,707.85 (including interest not previously released to BYTE to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.63 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date, was $10.70. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Proposal and the Redemption Limitation Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Proposal is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of the Company, or to any person of holding Founder Shares or Private Placement Units. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the public shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their public shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares (including any public shareholder who votes in favor of the Extension Proposal) will continue to own its public shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Proposal or the Redemption Limitation Amendment Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in BYTE treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares of BYTE outstanding before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in BYTE or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of BYTE actually owned by the U.S. Holder, but also shares of BYTE that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of BYTE’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of BYTE’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to BYTE’s initial business combination the public shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in BYTE actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in BYTE actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of BYTE shares (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in BYTE. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in BYTE will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of BYTE, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of BYTE constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in BYTE may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from BYTE’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of BYTE’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of BYTE

Based upon the composition of its income and assets, and upon a review of its financial statements, BYTE believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, BYTE’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to BYTE’s status as a PFIC for its current taxable year or any future taxable year. In addition, BYTE’s U.S. counsel expresses no opinion with respect to BYTE’s PFIC status for any taxable year.

Effects of PFIC Rules on Redemption

Although BYTE’s PFIC status is determined annually, an initial determination that BYTE is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while BYTE was a PFIC, whether or not BYTE meets the test for PFIC status in those subsequent years. If BYTE has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which BYTE was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the sale or other disposition of such public shares (which may include gain realized by reason of transfers of public shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the public shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of BYTE. Under these rules (the “excess distribution regime”):

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of BYTE’s first taxable year in which BYTE was a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•        an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

As noted above, the impact of the PFIC rules on a U.S. Holder of public shares will depend on whether the U.S. Holder has made a timely and effective election to treat BYTE as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which BYTE qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares is contingent upon, among other things, the provision by BYTE of a “PFIC Annual Information Statement” to such U.S. Holder. If BYTE determines it is a PFIC for any taxable year, upon written request, BYTE will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that BYTE will timely provide such required information. There is also no assurance that BYTE will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares generally would not be subject to the excess distribution regime discussed above in connection with the redemption of public shares, and instead any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if BYTE is a PFIC for any taxable year, a U.S. Holder of public shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of BYTE, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution), under the above rules. In addition, if BYTE is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its public shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of public shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq (an “MTM Election”). No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the excess distribution regime discussed above with respect to their public shares in connection with the redemption of their public shares. Instead, any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of public shares treated as a sale of public shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of public shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted tax basis in its public shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its public shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the public shares in which BYTE is a PFIC, then the excess distribution regime discussed above under the section entitled “— Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of public shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the public shares should consult their own tax advisors concerning the application of the PFIC rules to the public shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Tax Effects of Exercising Redemption Rights — Generally.” Regardless of whether it is treated as a sale of public shares or as a corporate distribution on the public shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. BYTE once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering (such shares, the “public shares”) that was consummated on March 23, 2021 (the “IPO”), from September 25, 2023, to December 26, 2023 (the date that is 33 months from the closing date of the IPO) (the “Extension” and such date, the “Extended Date”), and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Extended Date by three months, until March 26, 2024 (the “Additional Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension Proposal”).”

Vote Required for Approval

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension Proposal is not approved and we do not consummate an initial business combination by September 25, 2023, the Merger Agreement will be terminated and, in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate 9,622,314 Ordinary Shares (which consists of 1 Class B Ordinary Share and 9,622,313 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor), constituting 83.8% of the Company’s issued and outstanding Ordinary Shares. Pursuant to the Parent Support Agreement, the Sponsor agreed to, among other things, vote all of its shares in favor of the Extension Proposal. Accordingly, the Company will be able to approve all of the proposals to be presented at the Extraordinary General Meeting, including approval of the Extension Proposal, even if no public shareholders vote in favor of approving such proposals. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.63 per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to BYTE to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension Proposal is not approved and we do not consummate an initial business combination by September 25, 2023, the 1 Class B Ordinary Share and 8,092,313 Class A Ordinary Shares converted from the Class B Ordinary Shares held by the Sponsor (whose members include certain of our directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the securities underlying the 1,030,000 Private Placement Units held by the Sponsor. The Founder Shares were purchased for an aggregate investment of $25,000, and the 1,030,000 Private Placement Units were purchased at the closing of the IPO for an aggregate investment of $10,300,000. The Founder Shares had an aggregate market value of $86,587,759.80 based on the closing price of the Class A Ordinary Shares on Nasdaq on the Record Date, the private placement shares underlying the Private Placement Units had an aggregate market value of $11,021,000 based on the closing price of the Class A Ordinary Shares on Nasdaq on the Record Date and the private placement warrants underlying the Private Placement Units had an aggregate market value of $143,685 based on the closing price of the public warrants on Nasdaq on the Record Date;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        All rights specified in the Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension is not approved and no initial business combination is completed by September 25, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by September 25, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Articles to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company may not consummate an initial business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such initial business combination.

Reasons for the Redemption Limitation Amendment Proposal

The purpose of the Redemption Limitation was to ensure that the Company would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended because it complied with the NTA Rule. The Company is proposing to amend its Articles to remove the Redemption Limitation. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, namely the Exchange Rule. Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in the Exchange Rule as a result of its securities being listed on Nasdaq.

As disclosed in our IPO prospectus, the Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation in the Articles was to ensure that through the consummation of a business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on Nasdaq and have been since the consummation of its IPO. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Articles is unnecessary.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation would apply to redemptions made in connection with the Extension and the Company’s proposed Business Combination or another initial business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Articles would prevent the Company from being able to consummate a business combination even if all other conditions to closing are met.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

The Redemption Limitation Amendment is conditioned on the approval of the Extension Proposal. If both the Extension Proposal and the Redemption Limitation Amendment are approved, the Company will file the amendment to the Articles with the Cayman Registrar in the form of Annex B hereto to eliminate the Redemption Limitation. The Company will also file the amendment to the Articles in the form of Annex A hereto to effectuate the Extension. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its Business Combination by the Extended Date or Additional Extended Date, as applicable.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to eliminate from the Articles (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate an initial business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such initial business combination (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

Vote Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Proposal is not approved.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate 9,622,314 Ordinary Shares (which consists of 1 Class B Ordinary Share and 9,622,313 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor), constituting 83.8% of the Company’s issued and outstanding Ordinary Shares. Accordingly, the Company will be able to approve all of the proposals to be presented at the Extraordinary General Meeting, including approval of the Redemption Limitation Amendment Proposal, even if no public shareholders vote in favor of approving such proposals. See the section entitled “Beneficial Ownership of Securities” for additional information.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the first class of directors, consisting of Mr. Lebedin, will expire at this Extraordinary General Meeting. The term of office of the second class of directors, consisting of Oded Melamed and Sam Gloor, will expire at the annual general meeting of shareholders to be held in 2024. The term of office of the third class of directors, consisting of Vadim Komissarov and Kobi Rozengarten will expire at the annual general meeting of shareholders to be held in 2025.

At the Extraordinary General Meeting, one Class I director will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or his earlier resignation or removal. The Board has nominated Mr. Lebedin for re-election as a Class I director. Our Board believes Mr. Lebedin is well-qualified to serve as a director because he has extensive experience as an investor and a director of companies in the technology sector. The biography of Mr. Lebedin is set forth below.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution of the holders of Class B Ordinary Shares, to re-elect Louis Lebedin as a Class I director of the Board until the annual general meeting of the Company to be held in 2025 or until his successor is appointed and qualified.”

Vote Required for Approval

The Director Election Proposal requires an ordinary resolution of the holders of Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a majority of the Class B Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The Initial Shareholders are expected to vote all Class B Ordinary Shares owned by them in favor of the Director Election Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote 1 Class B Ordinary Share, constituting 100% of the Company’s issued and outstanding Class B Ordinary Shares. Accordingly, the Initial Shareholders will be able to approve the Director Election Proposal. See the section entitled “Beneficial Ownership of Securities” for additional information.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Director Election Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Director Election Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE DIRECTOR ELECTION PROPOSAL.

Information About Directors, Executive Officers and Nominee

Our executive officers, directors, and director nominee are as follows:

Name	Age	Position
Kobi Rozengarten	66	Executive Chairman Director
Samuel Gloor	36	Chief Executive Officer, Chief Financial Officer and Director
Vadim Komissarov	51	Director
Oded Melamed	55	Director
Louis Lebedin	65	Director Nominee

Kobi Rozengarten, our Executive Chairman, has over 35 years of experience in investment and management positions in the multinational and Israeli technology sector, with a focus on the fields of semiconductors, cloud computing, and enterprise software. Mr. Rozengarten has been the Chief Executive Officer of Rozengarten Management Ltd. since December 2008. Mr. Rozengarten has experience as a sponsor of various SPACs since 2019. As an entrepreneur, venture capitalist and board member, Mr. Rozengarten has led 12 start-ups with a total exit value of over $2.5 billion. Mr. Rozengarten served from 2007 to 2019 as a General Partner and then as Managing Partner in Jerusalem Venture Partners, a leading Israeli venture capital firm with $1.5 billion assets under management. In this capacity, Mr. Rozengarten led or co-led more than 25 deals and was instrumental in leading many of Jerusalem Venture Partners’ exits including the sale of Altair Semiconductor to Sony, CyOptics, Inc. to Avago, XtremIO to EMC and Dune Network to Broadcom Inc. From 1997 to 2007, Mr. Rozengarten served as a COO and President of Saifun Semiconductors Ltd., a leading provider of IP solutions for the non-volatile (Flash) memory market, and was responsible for the formulation and execution of the company’s business strategy and co-led its IPO on Nasdaq, raising $270 million at a valuation of $1 billion. From 1987 to 1996, Mr. Rozengarten held multiple positions, as VP of Operation and VP of Business Development with K&S, a US based leading supplier of equipment for the semiconductor industry, and was the Managing Director of Micro-Swiss, K&S’s subsidiary in Israel. Mr. Rozengarten began his career in 1983 as a programmer and Financial Controller at Elbit Systems Ltd., an Israel-based international defense electronics company. Mr. Rozengarten serves as a member of the Board of Governors of Technion. He holds B.Sc. and M.Sc. degrees in Industrial and Management Engineering from Technion and participated in an Executive MBA program at Stanford University. We believe Mr. Rozengarten is qualified to serve on our Board due to his extensive experience in the technology and corporate finance sectors.

Samuel Gloor has been our Chief Financial Officer since January 2021 and our Chief Executive Officer since November 2022. Mr. Gloor is an experienced investment banker that has transacted in the TMT, consumer, healthcare, industrial, oil & gas and specialty finance verticals. Since November 2020, Mr. Gloor has been the Founder and Managing Member of Sagara Group, LLC, where he specializes in strategic consulting and business services for growth-stage companies, alternative asset managers and others. From October 2018 to August 2020, Mr. Gloor was a member of the Financial Institutions Group at Nomura specializing in SPAC and Specialty Finance investment banking. From November 2014 to September 2018, Mr. Gloor was a member of the Advisory & Financing Group at Societe Generale Corporate & Investment Banking, where he provided event-driven bridge and term lending and capital structure advisory services to blue-chip corporate clients and completed several prominent financing transactions supporting M&A and corporate actions. Mr. Gloor received an M.Sc. in Accounting and Finance from the London School of Economics and Political Science in London, United Kingdom and a BBA from the Norwegian Business School in Oslo, Norway. We believe Mr. Gloor is qualified to serve on our Board due to his extensive experience in the finance sector.

Vadim Komissarov, one of our directors, is a seasoned investment and merchant banker with over 20 years of international experience in technology and telecommunications, including advising companies in large investments in the high-tech telecom industry. Mr. Komissarov has been a Director and Chief Financial Officer of Trident Acquisitions Corp since April 2016, the Chief Executive Officer of Trident Acquisitions Corp since November 2020, and since May 2015, has been the Chief Executive Officer of VK Consulting. From April 2019 to November 2020, Mr. Komissarov was a Founder and Director of Netfin, which merged and completed a $250 million business combination with Triterras in November 2020. From 2014 through 2015, Mr. Komissarov represented The UMW Holdings Berhad as an Investment Advisor. From 1999 to 2014, Mr. Komissarov held senior level management positions with Russian investment banks such as Troika Dialog and Vnesheconombank. In his role as Executive Director of Globex Capital and Chairman of Vnesheconombank Capital Americas, Mr. Komissarov was responsible for its worldwide corporate finance practice from September 2009 to March 2014. Mr. Komissarov started his investment banking career in 1998 in New York working for international banks, including Merrill and BNY Mellon, handling private equity transactions and alternative dispute resolution programs for Eastern European clients. Mr. Komissarov holds an MBA degree from New York University’s Stern School of Business. We believe Mr. Komissarov is qualified to serve on our Board due to his extensive experience in investment banking and corporate finance.

Oded Melamed, one of our directors, is an entrepreneur with over 30 years of experience in management positions in the Israeli high-tech sector. Mr. Melamed is currently the Chief Executive Officer of Kiralis Technologies Ltd., a company enabling the development of safer drugs by providing affordable and timely access to pure enantiomers. From 2005 to 2019, Mr. Melamed was the founder and Chief Executive Officer of Altair Semiconductor, a leading semiconductor company in the cellular IoT space. The company was acquired by Sony in 2016 for $212 million. Prior to founding Altair Semiconductor, Mr. Melamed was Director of Cable Modem Communications at Texas Instruments from 1999 to 2005. In this role, he managed Altair Semiconductor after its acquisition by Texas Instruments, and played a key role in transitioning the business into profitability. From 1997 to 1999, Mr. Melamed was product line manager at Libit Signal Processing Ltd., an Israeli fabless semiconductor start-up company that developed CATV modems. Libit Signal Processing Ltd. was acquired by Texas Instruments in 1999 for $365 million. From 1995 to 1997, Mr. Melamed was with Motorola Solutions, Inc., and was involved in the development and deployment of the first CDMA cellular system in Israel. From 1989 to 1995, Mr. Melamed was an officer in the Israel Defense Force, Intelligence Corps. He holds B.Sc. and M.Sc. degrees in Electrical Engineering, Cum Laude, from Tel-Aviv University, and an EMBA degree from Kellogg-Recanati International Executive MBA program, Northwestern University/Tel-Aviv University. We believe Mr. Melamed is qualified to serve on our Board due to his extensive experience in the high-tech sector.

Louis Lebedin, one of our directors, has over 25 years of banking experience with a proven track record of building and leading a world class business. From 2017 to 2019, Mr. Lebedin served as an advisor to Unio Capital LLC, an asset management firm, responsible for product development. From 2006 to 2012, Mr. Lebedin was global head of JP Morgan’s prime brokerage business, a leading provider of clearing and financing services for equity and fixed income hedge funds. He was responsible for defining and executing the strategy for the business, to expand its market share while continuing to meet the evolving needs of its hedge fund clients. From 2008 to 2012, Mr. Lebedin served on JP Morgan Clearing Corp.’s Operations Committee and the Equities Division’s Executive Committee. From 2001 to 2005, Mr. Lebedin was the chief operating officer and chief financial officer of Bear Stearns’s Global Clearing Services division. Mr. Lebedin joined the Clearance Division in 1988 assuming the role of controller before being promoted to chief financial officer in 1996. From 1980 to 1987, he worked at Coopers & Lybrand, rising to the level of audit manager specializing in financial services. Mr. Lebedin holds a B.S. in accounting from Syracuse University, and he earned his CPA license in 1982. We believe Mr. Lebedin is qualified to serve on our Board due to his extensive operation and investment experience.

Corporate Governance Matters

Number and Terms of Office of Officers and Directors

Our Board consists of five members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Mr. Lebedin, will expire at the Extraordinary General Meeting. The term of office of the second class of directors, consisting of Messrs. Melamed and Gloor, will expire at the second annual meeting of shareholders. The term of office of the third class of directors, consisting of Messrs. Komissarov and Rozengarten, will expire at the third annual meeting of shareholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint officers as it deems appropriate pursuant to our Articles.

Director Independence

The rules of the Nasdaq require that a majority of our Board be independent within one year of our IPO. An “independent director” is defined generally as a person who, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Our Board has determined that each of Messrs. Komissarov, Melamed and Lebedin are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board Meetings and Committees of the Board

In the year ended December 31, 2022, the Board held six meetings and acted by written consent three times. Although we do not have any formal policy regarding director attendance at annual shareholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No director attended fewer than 75% of the meetings of the board and of the committees thereof upon which he served in 2022.

Audit Committee

We have established an audit committee of the Board. Messrs. Komissarov, Melamed and Lebedin serve as the members of the audit committee, and Mr. Komissarov chairs the audit committee. All members of our audit committee are independent.

Each member of the audit committee is financially literate and our Board has determined that Mr. Komissarov qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm; the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent registered public accounting firm all relationships the firm has with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report

Management has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 with our audit committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of our audit committee asked for management’s representations and reviewed certifications prepared by the Chief Executive Officer and Chief Financial Officer that the unaudited quarterly and audited annual financial statements of the Company fairly present, in all material respects, the financial condition and results of operations of the Company.

In performing all of these functions, our audit committee acts only in an oversight capacity. The audit committee reviews the Company’s annual reports and its quarterly reports prior to filing with the SEC. In its oversight role, our audit committee relies on the work and assurances of the Company’s management, which has the responsibility for financial statements and reports, and of our independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles. Our audit committee has met and held discussions with management and the Company’s independent registered public accounting firm. Management represented to our audit committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and our audit committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm. Our audit committee also discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting and Oversight Board (“PCAOB”). The Company’s independent registered public accounting firm also provided our audit committee with the written disclosures required by applicable requirements of the PCAOB regarding independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered. In reliance on these reviews, discussions, and the report of our independent registered public accounting firm, our audit committee recommended to our Board, and the Board approved, that the audited financial statements for the fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Members of the Audit Committee:

Vadim Komissarov

Oded Melamed

Louis Lebedin

In the year ended December 31, 2022, the audit committee did not hold any meetings, and acted by written consent five times.

Compensation Committee

We have established a compensation committee of the Board. Messrs. Komissarov and Melamed serve as the members of the compensation committee, and Mr. Melamed chairs the compensation committee. All members of our compensation committee are independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•        reviewing and making recommendations to our Board with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment of customary fees we may elect to make to members of our Board for director service and payment to an affiliate of our Sponsor of $10,000 per month for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

In the year ended December 31, 2022, the compensation committee did not hold any meetings or act by written consent.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Komissarov, Melamed and Lebedin. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual general meeting (or, if applicable, an extraordinary general meeting of shareholders). Our shareholders that wish to nominate a director for election to our Board should follow the procedures set forth in our Articles.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

In the year ended December 31, 2023, the independent directors participating in the consideration and recommendation of director nominees did not hold any meetings or act by written consent.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees (“Code of Ethics”). A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provides for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We expect to purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the Trust Account for any reason whatsoever. Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the Trust Account or (ii) we consummate an initial business combination.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Independent Public Accountant

A representative of our independent registered public accounting firm, Marcum LLP (“Marcum”), is not expected to be present at the Extraordinary General Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to questions.

Audit Fees.    During the year ended December 31, 2022 and the period from January 8, 2021 (inception) through December 31, 2021, fees for our independent registered public accounting firm were approximately $72,000 and $101,000, respectively, for the services Marcum performed in connection with our with our IPO, audits of our annual financial statements, reviews of the financial information included in our Forms 10-Q and other required filing with the SEC.

Audit-Related Fees.    During the year ended December 31, 2022 and the period from January 8, 2021 (inception) through December 31, 2021, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees.    During the year ended December 31, 2022 and the period from January 8, 2021 (inception) through December 31, 2021, fees for our independent registered public accounting firm were approximately $3,000 and $0, respectively, for tax compliance, tax advice and tax planning.

All Other Fees.    During the year ended December 31, 2022 and the period from January 8, 2021 (inception) through December 31, 2021, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Our audit committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Executive and Director Compensation

None of our officers or directors have received any cash compensation for services rendered to us. Commencing on the date that our securities were first listed on Nasdaq through November 30, 2022, we paid our Sponsor, and from November 30, 2022 through the earlier of consummation of our initial business combination and our liquidation, we pay Sagara Group, LLC, an entity which is controlled by Sam Gloor, our Chief Executive Officer and Chief Financial Officer, $10,000 per month for office space, utilities, secretarial and administrative support services provided to members of our management team. We may elect to make payment of customary fees to members of our Board for director service. In addition, our Sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the Company to our Sponsor, officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation.

Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Certain Relationships and Related Person Transactions

Founder Shares

On January 22, 2021, our Sponsor paid an aggregate of $25,000 to cover certain offering costs of the Company in consideration for 8,625,000 Founder Shares. The Founder Shares included an aggregate of up to 1,125,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the number of Founder Shares would collectively represent 20% of our issued and outstanding shares upon the completion of the IPO (excluding the private placement shares). On April 7, 2021, the underwriter exercised its over-allotment option in part, and 532,687 Founder Shares were subsequently forfeited by the Sponsor. Prior thereto, the Company had no assets, tangible or intangible.

Effective as of March 27, 2023, pursuant to the terms of the Articles after the First EGM, the Sponsor elected to convert each outstanding Class B Ordinary Share held by it on a one-for-one basis into Class A Ordinary Shares of the Company, with immediate effect.

On June 26, 2023, the Company issued one Class B Ordinary Share for no consideration to assist with administrative function.

The Founder Shares are identical to the Class A Ordinary Shares included in the units sold in the IPO, except that:

•        only holders of Class B Ordinary Shares will have the right to elect directors in any election held prior to or in connection with the completion of our initial business combination;

•        the Founder Shares are subject to certain transfer restrictions, as described in more detail below;

•        the Founder Shares are entitled to registration rights;

•        our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to (i) waive their redemption rights with respect to their Founder Shares, private placement shares and public shares in connection with the completion of our initial business combination; (ii) waive their redemption rights with respect to their Founder Shares, private placement shares and public shares in connection with a shareholder vote to approve an amendment to our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we have not consummated an initial business combination by September 25, 2023 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; (iii) waive their rights to liquidating distributions from the trust account with respect to their Founder Shares and private placement shares if we fail to complete our initial business combination by September 25, 2023, although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame; and (iv) vote any Founder Shares and private placement shares held by them and any public shares purchased during or after the IPO (including in open market and privately-negotiated transactions) in favor of our initial business combination. If we submit our initial business combination to our public shareholders for a vote, we will complete our initial business combination only if we receive an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. As a result, we would not need any of the public shares sold in the IPO to be voted in favor of an initial business combination in order to have our initial business combination approved (assuming all outstanding shares are voted); and

•        the Founder Shares are automatically convertible into our Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights.

Private Placement Units

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 1,030,000 Private Placement Units to our Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $10,300,000 (the “Private Placement”). The Private Placement Units are identical to the Units sold in the IPO, except that the Private Placement Units, so long as they are held by our Sponsor or its permitted transferees, (i) are not redeemable by us, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of such Private Placement Units and the Class A Ordinary Shares issuable upon exercise of the private placement warrants underlying the Private Placement Units), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of our initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The Private Placement was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon completion of a Business Combination into private placement-equivalent units at a price of $10.00 per unit. Such units would be identical to the Private Placement Units. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of December 31, 2022, the Company had no outstanding borrowings under the Working Capital Loans.

On January 22, 2021, we issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which we could borrow up to an aggregate principal amount of $251,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2022 and (ii) the completion of the IPO. As of December 31, 2022, there were no amounts outstanding under the Promissory Note.

Administrative Services Agreement

The Company agreed to pay the Sponsor a total of $10,000 per month for office space, utilities, secretarial and administrative support services. On November 30, 2022, the Sponsor assigned such agreement to Sagara Group, LLC, an entity which is controlled by Sam Gloor, our Chief Executive Officer and Chief Financial Officer. Upon completion of an initial business combination or the Company’s liquidation, the Company will cease paying these monthly fees.

Registration Rights

The holders of the Founder Shares, Private Placement Units (including the underlying securities) and securities that may be issued upon conversion of Working Capital Loans have registration rights to require the Company to register a sale of any of the securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Non-Redemption Agreements

On March 8, 2023, in connection with the First EGM, the Company and certain of the Non-Redeeming Shareholders holding Class A Ordinary Shares entered into the Extension Non-Redemption Agreements pursuant to which the Non-Redeeming Shareholders agreed to not redeem the Shares held by them on the date of the Extension Non-Redemption Agreements in exchange for receiving payments from the Company of $0.033 per Share in cash per month until September 25, 2023.

On August 1, 2023, the Company entered into a Non-Redemption Agreement with the Sponsor. Pursuant to the Non-Redemption Agreement, the Sponsor agreed to acquire from the Company’s shareholders $6 million in aggregate value of the public shares, either in the open market or through privately negotiated transactions, at a price no higher than the redemption price per share payable to public shareholders who exercise redemption rights with respect to their public shares, prior to the closing date of the Business Combination, to waive its redemption rights and hold the public shares through the closing date of the Business Combination, and to abstain from voting and not vote the public shares in favor of or against the Business Combination. As consideration for the Non-Redemption Agreement, the Company agreed to pay the Sponsor $0.033 per public share per month, which began accruing on August 4, 2023 and will terminate on the earlier of the closing date of the Business Combination, the termination of the Merger Agreement, or the Outside Closing Date (as defined in the Merger Agreement). The Sponsor purchased 500,000 public shares on August 21, 2023.

Additionally, on August 1, 2023, the Company entered into a Non-Redemption Agreement with a Non-Redeeming Shareholder holding public shares, pursuant to which the Non-Redeeming Shareholder agreed not to redeem $1 million in aggregate value of public shares held by it on the date of the Non-Redemption Agreement in connection with the Business Combination.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Director Election Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.”

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our Ordinary Shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 11,485,531 Ordinary Shares outstanding as of the Record Date, including 11,485,530 Class A Ordinary Shares and 1 Class B Ordinary Share. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares	Number of Class B Ordinary Shares	% of Class A Ordinary Shares	% of Class B Ordinary Shares	% of Ordinary Shares
Kobi Rozengarten	—	—	—	—	—
Samuel Gloor	—	—	—	—	—
Vadim Komissarov	—	—	—	—	—
Oded Melamed	—	—	—	—	—
Louis Lebedin	—	—	—	—	—
All directors and executive officers of the Company as a group (five individuals)	—	—	—	—	—
5% Holders of the Company
BYTE Holdings LP(3)	9,622,313	1	83.8%	100.0%	83.8%

____________

(1)      Unless otherwise noted, the business address of each of those listed in the table is 445 Park Avenue, 9th Floor, New York, New York 10022.

(2)      Holders of record of Ordinary Shares are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law.

(3)      Represents 1 Class B Ordinary Share held directly by the Sponsor, 8,092,313 Class B Ordinary Shares converted into Class A Ordinary Shares and 1,030,000 Class A Ordinary Shares underlying Private Placement Units purchased by the Sponsor. The Sponsor is the record holder of such shares, and the members of our management team are among the members of our Sponsor. Byte Holdings GP Corp. is the manager, and Messrs. Rozengarten and Komissarov are the sole directors of Byte Holdings GP Corp. and share voting and investment discretion with respect to the ordinary shares held of record by Byte Holdings LP. The foregoing individuals disclaim any beneficial ownership of the securities held by Byte Holdings LP other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

Our Sponsor beneficially owns approximately 83.8% of our issued and outstanding Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. The Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the Articles you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 90 and 120 days before the annual general meeting date.

If the Extension Proposal is not approved, and the Company does not consummate an initial business combination by September 25, 2023, the Merger Agreement will be terminated and, in accordance with our Articles, the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the SEC, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the Extraordinary General Meeting with respect to any proposal presented by a shareholder at the meeting, without any discussion of the proposal in our proxy statement for the meeting, unless we received notice of such proposal at our principal office a reasonable time prior to [__], 2023, the date this proxy statement is first being mailed to shareholders of the Company.

OTHER MATTERS

Our Board knows of no matter that will be presented for consideration at the Extraordinary General Meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the Extraordinary General Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD

Our Board provides a process for shareholders and interested parties to send communications to the Board. Shareholders and interested parties may communicate with our Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of BYTE Acquisition Corp., 445 Park Avenue, 9th Floor, New York, NY 10022. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 445 Park Avenue, 9th Floor, New York, New York 10022, or (917) 969-9250, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

BYTE Acquisition Corp.
445 Park Avenue, 9th Floor
New York, New York 10022
Telephone: (917) 969-9250

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: BYTS.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by September 13, 2023 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
[__], 2023

ANNEX A

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
BYTE ACQUISITION CORP.

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 51.7 in its entirety and the insertion of the following language in its place:

51.7   In the event that the Company does not consummate a Business Combination on or before December 26, 2023 (or March 25, 2024 if, before December 26, 2023, the board of Directors pass resolutions extending the date to March 25, 2024) or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)   cease all operations except for the purpose of winding up;

(b)  as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)   as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Annex A-1

ANNEX B

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
BYTE ACQUISITION CORP.

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 51.2, 51.5 and 51.8 in their entirety and the insertion of the following language in their place:

“51.2  Prior to the consummation of a Business Combination, the Company shall either:

(a)   submit such Business Combination to its Members for approval; or

(b)  provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.”

“51.5  Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”).”

“51.8  In the event that any amendment is made to this Article:

(a)   to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100 per cent of the Public Shares if the Company has not consummated a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b)  with respect to any other material provisions relating to Member’s rights or pre-initial Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Annex B-1

P R O X Y

Preliminary Proxy Card — Subject to Completion

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

BYTE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kobi Rozengarten and Sam Gloor (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the ordinary shares of BYTE Acquisition Corp. (“BYTS”), a Cayman Islands exempted company, that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of the Company, to be held on September 20, 2023, at 11:00 a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/byteacquisition/sm2023 (the “Extraordinary General Meeting”), and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of shareholders to be held on September 20, 2023

This notice of Extraordinary General Meeting of shareholders and accompanying Proxy Statement are available at: https://www.cstproxy.com/byteacquisition/sm2023

BYTE ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH PROPOSAL.

Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering (such shares, the “public shares”) that was consummated on March 23, 2021 (the “IPO”), from September 25, 2023, to December 26, 2023 (the date that is 33 months from the closing date of the IPO) (the “Extension” and such date, the “Extended Date”), and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Extended Date by three months, until March 26, 2024 (the “Additional Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate an initial business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such initial business combination (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — The Director Election Proposal — as an ordinary resolution of the holders of Class B ordinary shares par value $0.0001 per share, of the Company, to re-elect Louis Lebedin as a Class I director of the Board until the general meeting of the Company to be held in 2026 or until his successor is appointed and qualified (the “Director Election Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

FOR ☐	AGAINST ☐	ABSTAIN ☐
Dated:
2023

Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all of the proposals. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.